UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 11, 2006

TOR Minerals International, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
 (State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2006, TOR Minerals International (the “Company”), (NASDAQ: TORM) announced the appointment of Steven H. Parker as Chief Financial Officer.  The appointment is effective January 1, 2007.

Mr. Parker, 55, is presently a Group Finance Director at Smith & Nephew Co, a global manufacturer of medical devices, where he is responsible for accounting and treasury operations.  He joined Smith & Nephew in 1997 as Director of Finance – International.  Prior to that, Mr. Parker held a variety of increasingly responsible senior financial management and operations positions in manufacturing companies.  Mr. Parker holds a M.B.A. from the University of Memphis, is a Certified Public Accountant and member of the American Institute of CPAs.

Mr. Parker’s annual salary will be $156,000.  The Board of Directors will grant Mr. Parker 100,000 Incentive Stock Options effective January 2, 2007.  The exercise price will be set at the stock closing price on January 2, 2007.  The options will become exercisable ratable over a five year period beginning on the first anniversary of the date of grant.  The options expire on January 1, 2017 unless sooner terminated by their terms.  The options will be granted under the Company’s 2000 Incentive Plan and are subject to the terms of the Plan.  In addition, the Company will pay Mr. Parker’s moving expenses and real estate commission.

A copy of the press release relating to this Item 5.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the press release is also available on its website at www.torminerals.com, under the News tab.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
Exhibit Number Description 99.1 Press Release, dated December 15, 2006, announcing the appointment of Steven H. Parker as Chief Financial Officer effective January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: December 15, 2006	/s/ OLAF KARASCH
Olaf Karasch President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 15, 2006, announcing the appointment of Steven H. Parker as Chief Financial Officer effective January 1, 2007.